UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2003

Delaware (State or other jurisdiction of incorporation or organization)	000-23489 (Commission File Number)	52-1309227 (I.R.S. Employer Identification No.)

ACCESS WORLDWIDE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

4950 Communication Avenue, Suite 300, Boca Raton, FL 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code (561)226-5000

            N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7 – Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated May 13, 2003

Item 9 – Regulation FD Disclosure (Information Provided Under Item 12, Disclosure of Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” On May 13, 2003, Access Worldwide Communications, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCESS WORLDWIDE COMMUNICATIONS, INC.

Date: May 13, 2003	By:	/s/ JOHN HAMERSKI
John Hamerski, Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit Description

Exhibit Number
99.1	Press Release Dated May 13, 2003